EXHIBIT 10.1


THIS SHARE EXCHANGE AND SHARE PURCHASE AGREEMENT is dated for reference the 15th day of September, 1999.

AMONG:

          SINO-CITY, GAS, INC., a corporation incorporated under the laws of the
          --------------------
          State of Delaware,

          (the "Parent")

AND:

          592337 B.C. LTD., a corporation incorporated under the laws of the
          ----------------
          Province of British Columbia,

          (the "Purchaser")

AND:

          PRESTO COMMUNICATIONS CORP., a corporation incorporated under the laws
          ---------------------------
          of the Province of British Columbia,

          (the "Corporation");

AND:

          ALL OF THE SHAREHOLDERS OF THE CORPORATION as more particularly
          ------------------------------------------
          described on Schedule "A" attached hereto,

          (Individually a "Group 1 Shareholder or Group 2 Shareholder" and collectively the "Shareholders").

WHEREAS:

A. the Group 1 Shareholders own collectively approximately 46% of the issued and outstanding shares of the Corporation (the "Group 1 Corporation Shares") and the Group 2 Shareholders own the remaining issued and outstanding shares of the Corporation (the "Group 2 Corporation Shares") (collectively the "Corporation Shares");

B. the Parent owns all of the issued and outstanding shares in the capital stock of the Purchaser;

C. the Purchaser desires to purchase all of the Group 1 Corporation's Shares and the Group 1 Shareholders desire to sell all of the Group l Corporation's Shares to the Purchaser on the terms and conditions hereinafter set forth;

D. the Parent desires to purchase all of the Group 2 Corporation Shares and the Group 2 Shareholders desires to sell all of the Group 2 Corporation Shares to the Parent on the terms and conditions hereinafter set forth;


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E.        the respective boards of directors of the Purchaser, Parent and
          Corporation each deem it advisable and in the best interests of their respective shareholders to combine their respective businesses by the Purchaser and the Parent acquiring all of the shares in the capital stock of the Corporation pursuant to the terms of this Agreement; and

F. the respective boards of directors of the Purchaser, Parent and Corporation have approved and adopted this Agreement with respect to the transfer of the Canadian Corporation Stock as a plan of reorganization under section 36S(a)(1) of the Internal Revenue Code of 1956, as amended (the "Code"), and as a transfer of shares pursuant to section S5 of the Income Tax Act (Canada) (the "Tax Act").

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the foregoing premises, the mutual representations, warranties, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I: DEFINITIONS

1.01 Definitions. The following terms, as used herein, have the following meanings:

"AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person.

"AGREEMENT" means this Share Exchange and Share Purchase Agreement by and among the Purchaser, Parent, Corporation and Shareholders.

"APPLICABLE LAW" means, with respect to any Person, any United States (whether federal, territorial, state or local), Canadian (whether federal, territorial, provincial, municipal or local) or foreign statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement, all as in effect as of the Closing, of any Governmental Authority applicable to such Person or any of its Affiliates or any of their respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer's, director's, employee's, consultant's or agent's activities on behalf of such Person or any of its Affiliates).

"ASSOCIATE" means with respect to any Person (a) any other Person of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10(degree)/0) or more of any class of equity securities issued by such other Person, (b) any trust or other estate in which such Person has a ten percent (10%) or more beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person or who is a director or officer of such Person or any Affiliate thereof.

"BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in Vancouver, British Columbia are authorized or required by law to close.

"BUYING GROUP" means the Purchaser and the Parent.


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"BUYING GROUP BUSINESS" means the business as heretofore or currently. conducted by the Buying Group.

"BUYING GROUP CONTRACTS" means all contracts, agreements, options, leases, licences, sales and purchase orders, commitments and other instruments of any kind, whether written or oral, to which either the Purchaser or the Parent is a party on the Closing Date.

"CORPORATION'S BALANCE SHEET" means the consolidated balance sheet of the Corporation dated April 30, 1999.

"CORPORATION BUSINESS" means the business as heretofore or currently conducted by the Corporation and the Subsidiary.

"CORPORATION CONTRACTS" means all contracts, agreements, options, leases, licences, sales and purchase orders, commitments and other instruments of any kind, whether written or oral, to which the Corporation, the Subsidiary or any Shareholder on behalf of the Corporation is a party on the Closing Date.

"CORPORATION PERMITTED LIENS" means, with respect to the Corporation or the Subsidiary, (i) Liens for Tares or governmental assessments, charges or claims the payment of which is not yet due, or for Tares the validity of which is being contested in good faith by appropriate proceedings; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, material men and other similar Persons and other Liens imposed by Applicable Law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith; (iii) Liens relating to deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of leases, trade contracts or other similar agreements (iv) Liens and Corporation Encumbrances specifically identified in the Corporation's Balance Sheet included in the Corporation Financials; (v) Liens securing executory obligations under any lease that constitute an "operating lease" under Canadian GAAP and (vi) other Liens set forth on Schedule "E" hereto; provided, however, that, with respect to each of clauses (i) through (v), to the extent that any such encumbrance or Lien arose prior to the date of the Corporation's Balance Sheet included in the Corporation's Financials and relates to, or secures the payment of, a Liability that is required to be accrued under Canadian GAAP, such encumbrance or Lien shall not be a Corporation Permitted Lien unless adequate accruals for such Liability have been established therefor on such Corporation's Balance Sheet in conformity with Canadian GAAP.

"CORPORATION PREMISES" means those premises that have been occupied or used, or are occupied or used, by the Corporation in connection with the Corporation Business.

"EXCHANGE AND VOTING AGREEMENT" means the agreement in substantially the form set out in Schedule "B" hereto to be entered into by the Parent, Purchaser and the Trustee.

"EXCHANGEABLE NON-VOTING SHARES" means those 3,101,000 Class "A" exchangeable, non-voting, participating common shares without par value in the capital stock of the Purchaser, having those rights and terms set forth in the Srcfianc,7_e and Voting Agreement and the Exchangeable Share Provisions, which will be issued to the Shareholders in consideration for the purchase and sale of the Group 1


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


Corporation Shares and allocated between the Shareholders as set out in Schedule "A" hereto.

"EXCHANGEABLE SHARE PROVISIONS" means those rights, restrictions, terms and provisions pertaining to the Exchangeable Non-Voting Shares, as set forth in Schedule "G" hereto, and as summarized in section 3.03 hereof.

"GOVERNMENTAL AUTHORITY" means any United States (whether federal, territorial, state, municipal or local), Canadian (whether federal, territorial, provincial, municipal or local) or foreign government, governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

"GROUP 1 SHAREHOLDERS" means those shareholders of the Corporation described in Schedule A attached hereto.

"GROUP 2 SHAREHOLDERS" means those shareholders of the Corporation described in Schedule A attached hereto.

"GST" means all goods and services tares, sales taxes levied by the federal government of Canada, value added taxes or multi-stage taxes and all provincial sales taxes integrated with such federal taxes, assessed, rated or charged upon the Corporation.

"INTERIM PERIOD" means the period from and including the date of this Agreement to and including the Closing Date.

"LIABILITY" means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

"LIEN" means, with respect to any asset, any mortgage, assignment, trust or deemed trust (whether contractual, statutory or otherwise arising), title defect or objection, lien, pledge, charge, security interest, hypothecation, restriction, encumbrance or charge of any kind in respect of such assets.

"MATERIAL ADVERSE EFFECT" means a change in, or effect on, the operations, affairs, prospects, financial condition, results of operations, assets, Liabilities, reserves or any other aspect of a party to this Agreement or to its business that results in a material adverse effect on, or a material adverse change in, any such aspect of the party or to its business.

"PARENT'S BALANCE SHEET" means the balance sheet of the Parent dated April 30, 1997.

"PARENT COMMON SHARES" means 5,101,000 common shares in the capital of the Parent to be issued to the Trustee pursuant to paragraph 2.05 hereof, in


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


consideration of subscription proceeds from the Trustee of S0.0001 per share, having those rights and terms as set forth in the Exchange and Voting Agreement.

"PARENT SHARES" means 5,599,000 common shares in the capital of the Parent to be issued to the Group 2 Shareholders.

"PERSON" includes an individual, body corporate, partnership, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

"SEC" means the United States Securities and Exchange Commission.

"SHAREHOLDERS" means collectively the Group 1 Shareholders and the Group 2 Shareholders.

"SUBSIDIARY" means, with respect to any Person, (i) any corporation as to which more than 10% of the outstanding shares haying ordinary voting rights or power (and excluding shares having voting rights only upon the occurrence of a contingency unless and until such contingency occurs and such rights may be exercised) is owned or controlled, directly or indirectly, by such Person and/or by one or more of such Person's Subsidiaries, and (ii) any partnership, joint venture or other similar relationship between such Person (or any Subsidiary thereof) and any other Person (whether pursuant to a written agreement or otherwise).

"SUPPORT AGREEMENT" means that agreement between the Parent and the Purchaser, in the form attached hereto as Schedule "H" hereto, whereby the Parent agrees to make certain payments and deliveries to enable the Purchaser to comply with the Exchangeable Share Provisions.

"TAX" means all taxes imposed of any nature including any United States (whether federal, territorial, state or local), Canadian (whether federal, territorial, provincial or local) or foreign income tax, alternative or add-on minimum tax, profits or excess profits tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax or employer health tax), capital tax, real or personal property tax or ad valorem tax, sales or use tar, excise tax, stamp tax or duty, any withholding or back up withholding tax, value added tax, GST, severance tax, prohibited tax, premiums tax, occupation tax, customs and import duties, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax or in respect of or pursuant to any United States (whether federal, territorial, state or local), Canadian (whether federal, territorial, provincial or local) or other Applicable Law.

"TAX RETURN" means all returns, reports, forms or other information required to be filed with respect to any Tar.

"TRUSTEE" means the trustee or successor trustee designated under the Exchange and Voting Agreement.

"33 ACT" means the United States Securities Act of 1933 and all amendments thereto.

"34 ACT" means the United States Securities Act of 193=1 and all amendments thereto.


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


1.02 Currency Used. All references herein to dollars or the use of the symbol "S" shall be deemed to refer to United States dollars unless such reference is prefaced by "CDN" in which case the reference will be to Canadian dollars.

1.03      Canadian Generally Accepted Accounting Principles. Where the
Canadian Institute of Chartered Accountants or any successor thereto includes a statement in its handbook or any successor thereto on a method or alternative methods of accounting or on a standard or standards of auditing, such statement shall be regarded as the only generally accepted accounting principle or principles or generally accepted auditing standard or standards ("Canadian GAAP") applicable to the circumstances that it covers, and references herein to "generally accepted accounting principles" shall be interpreted accordingly. All accounting and financial terms used herein with respect to the Corporation, unless specifically provided to the contrary, shall be interpreted and applied in accordance with Canadian GAAP.

1.04      American Generally Accepted Accounting Principles. Where the
American Institute of Certified Public Accountants or any successor thereto includes a statement in its handbook or any successor thereto on a method or alternative methods of accounting or on a standard or standards of auditing, such statement shall be regarded as the only generally accepted accounting principle or principles or generally accepted auditing standard or standards ("American GAAP") applicable to the circumstances that it covers, and references herein to "generally accepted accounting principles" shall be interpreted accordingly. All accounting and financial terms used herein with respect to the Parent, unless specifically provided to the contrary, shall be interpreted and applied in accordance with American GAAP.

                   ARTICLE II: PURCHASE, SALE AND SUBSCRIPTION

2.01 Purchase of Corporation Shares. On the terms and subject to the conditions set forth herein, the Sf7areholders hereby agree to sell, transfer, convey, assign and deliver to the Purchaser, free and clear of all Corporation Share Encumbrances (as defined in paragraph 3.01.1), and the Purchaser hereby agrees to purchase, acquire and accept from the Shareholders, all of the Corporation Shares held by the Shareholders. .At Closing, the Shareholders will deliver to the Purchaser certificates evidencing all of the Corporation Shares duly endorsed for transfer and such other instruments as have been reasonably requested by the Purchaser to transfer full legal and beneficial ownership of the Corporation Shares to the Purchaser, free and clear of all Corporation Share Encumbrances and the Corporation agrees to enter the Purchaser or the Purchaser's nominee on the books of the Corporation as the holder of the Corporation Shares and to issue one or more replacement share certificates representing the Corporation Shares to the Purchaser or the Purchaser's nominee. The Purchaser shall pay the purchase price for the Corporation Shares in accordance with the terms of Sections 2.04 of this Agreement.

2.02 Subscription of Parent Common Shares. The Parent agrees to grant to each Group 1 Shareholder:

(a) such number of voting rights in the Parent as is equivalent to the number of Exchangeable Non-Voting Shares held by each Group 1 Shareholder, as if each Group 1 Shareholder held an equivalent number of Parent Common Shares, and, subject to the remaining terms of this Agreement, which voting rights will be exercisable by the Group 1


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


          Shareholders through their holding Exchangeable Non-Voting Shares in accordance with the Exchange and Voting Agreement; and

(b) the rights to exchange their Exchangeable Non-Voting Shares for Parent Common Shares, such rights to be exercised in accordance with the terms of the Exchange and Voting Agreement.

To ensure that the Purchaser and the Parent has sufficient common shares available to issue in exchange for Exchangeable Non-Voting Shares, and as security for its covenant to do so, the Parent agrees to issue the Parent Common Shares to the Trustee, at or shortly following Closing, at the purchase price of
50.0001 per share; such Parent Common Shares to be held in accordance with the Exchange and Voting agreement.

2.03 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Maitland & Company on such date as the parties hereto may mutually agree in writing (the "Closing Date").

2.04 Payment of Purchase Price. At Closing the Purchaser will deliver to the Group 1 Shareholders certificates representing the Exchangeable Non-Voting Shares, all such Exchangeable Non-Voting Shares to be issued as fully paid and non-assessable, and registered in the names of the Shareholders and in the denominations set forth in Schedule "A" hereto. At Closing the Parent will issue the Parent Shares to the Group 2 Shareholders as set forth in Schedule "A" hereto such Parent Shares to be issued as fully paid and non-assessable, and registered in the names of the Group 2 Shareholders and in the denominations set forth in Schedule "A" hereto. On or shortly following the Closing, the Parent will issue the Parent Common Shares to the Trustee, such Parent Common Shares to be issued as fully paid and non-assessable, and registered in the name of the Trustee in such denominations as the Trustee may request.

                        ARTICLE III: REPRESENTATIONS AND
                           WARRANTIES OF SHAREHOLDERS

As an inducement to the Buying Group to enter into this Agreement and to consummate the transactions provided for herein, each Shareholder, as to himself, herself or itself and as to such of the Corporation Shares owned by him, her or it (and not as to any other Shareholder or to any of the Corporation Shares owned by any other Shareholder) represents and warrants to the Buying Group as follows and confirms that the Purchaser and the Parent are relying upon the accuracy of each of such representations and warranties in connection with the purchase of the Corporation Shares and the completion of the transactions set out herein:

3.01      Representations Regarding tire Corporation Shares.

3.01.1 Each Shareholder has good and marketable title to his respective holdings in the Corporation Shares, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, rights of first refusal, options, Liens and adverse claims and rights whatsoever (collectively, the "Corporation Share Encumbrances"), and on the Closing Date, the Shareholders will deliver to the Purchaser or the Parent as the case may be, good and marketable title to the Corporation Shares free and clear of any and all Corporation Share Encumbrances;


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3.01.2    Each Group 2 Shareholder has the full right, power and
authority to enter into this Agreement and each Group 2 Shareholder has the full right, power and authority to transfer, convey and sell to the Parent at the Closing his respective holdings of the Corporation Shares sold to the Parent by the Group 2 Shareholders hereunder, and upon consummation of the purchase, the Parent will acquire from the Group 2 Shareholders good and marketable title to the Corporation Shares sold to the Parent by the Group 2 Shareholders, free and clear of all Corporation Share Encumbrances; and

3.01.3 Each Group 1 Shareholder has the full right, power and authority to enter into this Agreement and each Group 1 Shareholder has the full right, power and authority to transfer, convey and sell to the Purchaser at the Closing his respective holdings of the Corporation Shares sold to the Purchaser by the Group 1 Shareholders hereunder, and upon consummation of the purchase, the Purchaser will acquire from the Group I Shareholders good and marketable title to the Corporation Shares sold to the Purchaser by the Group 1 Shareholders, free and clear of all Corporation Share Encumbrances; and

3.01.4 No Shareholder is a parry to, subject to or bound by any agreement, judgment, order, writ, prohibition, injunction or decree of any court or other Governmental Authority that would prevent the execution or delivery to the Purchaser of this Agreement by any Shareholder, the transfer, conveyance and sale of the Corporation Shares sold by Shareholder to the Purchaser pursuant to the terms hereof, or the consummation of the transactions under this Agreement in accordance with the terms of this Agreement.

3.02 Authorization. The execution, delivery and performance of this Agreement, and the consummation of the transactions provided for herein, by each Shareholder are within the respective powers of each Shareholder and have been duly authorized by all necessary action on the part of each Shareholder, respectively. This Agreement has been duly and validly executed by each Shareholder and constitutes a legal, valid and binding agreement of each Shareholder, respectively, enforceable against each Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and subject to general principles of equity.

3.03 Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation of the transactions provided for herein, by each Shareholder, do not (a) contravene or conflict with or constitute a material violation of any provision of any Applicable Law binding upon or applicable to any Shareholder or the Corporation Shares or (b) result in the creation or imposition of any Lien.

          ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

As an inducement to the Buying Group to enter into this Agreement and to consummate the transactions provided for herein, the Corporation, represents and warrants to the Buying Group as follows:

4.01 Existence acrd Power. The Corporation is a corporation duly incorporated, organized and validly existing under the laws of the Province of British Columbia and has all corporate power and all governmental licences, authorizations, permits, consents and approvals required to carry on the


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Corporation Business as now conducted and to own and operate the Corporation
Business as now owned and operated. The Corporation is not required to be qualified to conduct business in any jurisdiction where the failure to be so qualified, whether individually or in the aggregate, would have a Material Adverse Effect. No Corporation proceedings have been taken or authorized by the Corporation or any Shareholder or, to the knowledge of the Corporation, by any other Person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of the Corporation or with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to the Corporation.

4.02 Authorization. The execution, delivery and performance by the Corporation of this Agreement and the consummation thereby of the transactions provided for herein are within the Corporation's powers and have been duly authorized by all necessary action on its part. This Agreement has been duly and validly executed by the Corporation and constitutes a legal, valid and binding agreement of the Corporation enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and subject to general principles of equity.

4.03      Capital Stock.

4.03.1 The authorized capital stock of the Corporation consists solely of unlimited number of common shares without par value, of which 600 common shares are issued and outstanding and are held by the Shareholders (the "Corporation Shares").

4.03.2 All such issued and outstanding Corporation Shares have been duly and validly authorized and issued and are validly outstanding, fully paid and non-assessable. The Corporation Shares represent all of the issued and outstanding shares of the Corporation. The Corporation does not hold any of the issued and outstanding Corporation Shares in the treasury of the Corporation, and there are not outstanding (i) any options, warrants, rights of first refusal or other rights to purchase any shares of the Corporation except as disclosed in Schedule "H" hereto, (ii) any securities convertible into or exchangeable for such shares or (iii) any other commitments of any kind for the issuance of additional shares of the Corporation or options, warrants or other securities of the Corporation.

4.04 Subsidiaries. The Corporation owns all of the issued and outstanding share capital of 1166330 Ontario Inc (the "Subsidiary" and "Subsidiary Shares"). All such issued and outstanding Subsidiary Shares have been duly and validly authorized and issued and are validly outstanding, fully paid and non-assessable. The Subsidiary Shares represent all of the issued and outstanding shares of the Subsidiary. There are not outstanding (i) any options, warrants, rights of first refusal or other rights to purchase any shares of the Subsidiary except as disclosed in Schedule "H") hereto, (ii) any securities convertible into or exchangeable for such shares or (iii) any other commitments of any kind for the issuance of additional shares of the Subsidiary or options, warrants or other securities of the Subsidiary.

4.05 Governmental Authorization. The execution, delivery and performance by the Corporation of this A- cement requires no action by, consent or approval of, or filing with, any Governmental Authority other than as expressly referred to in this Agreement.


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4.06      Not-Contravention. The execution, delivery and performance of this Agreement by the Corporation, and the consummation by it of the transactions provided for herein, do not and will not (a) contravene or conflict with the articles or bylaws of the Corporation; (b) contravene or conflict with or constitute a material violation of any provision of any Applicable Law binding upon or applicable to the Corporation, the Corporation Business or the Corporation Shares and would not, individually or in the aggregate have a Material Adverse Effect; (c) constitute a default under or give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Corporation is entitled, under any Corporation Contract to which the Corporation is a party or any permit or similar authorization relating to the Corporation, the Corporation Business or the Corporation Shares by which the Corporation, the Corporation Business or the Corporation Shares may be bound or affected; or (d) result in the creation or imposition of any Lien.

4.07      Financial Statements:  Undisclosed Liabilities.

4.07.1 Attached hereto as Schedule "C" are true and complete copies of the Corporation's Balance Sheet as of April 30,1999 and the related consolidated statements of loss and deficit and cash flows from April 1, 1999 (the date of incorporation) to April 30, 1999 (collectively, the "Corporation's Financials").

4.07.2 The Corporation's Financials: (i) have been prepared on a consistent basis and are based on the books and records of the Corporation and the Subsidiary on a consolidated basis in accordance with Canadian GAAP and present fairly the financial position, results of operations and statements of changes in the Corporation's financial position as of the dates indicated or the periods indicated; (ii) contain and reflect all necessary adjustments and accruals for a fair presentation of its financial position and the results of its operations for the periods covered by said financial statements; (iii) contain and reflect adequate provisions for all reasonably anticipated Liabilities (including Taxes) with respect to the periods then ended and all prior periods; and (iv) with respect to the Corporation Contracts and commitments for the sale of goods or the provision of services by the Corporation, contain and reflect adequate reserves for all reasonably anticipated material losses and costs and expenses in excess of expected receipts.

4.07.3 To the best of the knowledge of the Corporation, there are no Liabilities of the Corporation and the Subsidiary other than: (i) any Liabilities accrued as Liabilities on the Corporation's Balance Sheet; (ii) Liabilities incurred since the date o [the Corporation's Balance Sheet that do not, and could not, individually or in the aggregate have a Material Adverse Effect; and (iii) other Liabilities disclosed in this Agreement or in any schedules attached hereto.

4.08 Absence of Certain Changes. Since April30, 1999, the Corporation Business has been conducted in the ordinary course, and there has not been:

(a) any event, occurrence, state of circumstances, or facts or change in the Corporation, the Subsidiary or in the Corporation Business that has had, or which the Corporation, after reasonable inquiry, expect to have, either individually or in the aggregate, a Material Adverse Effect;


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(b)       (i) any change in any Liabilities of the Corporation or the Subsidiary
          that has had, or which the Corporation may, after reasonable inquiry, expect to have, a Material Adverse Effect or (ii) any incurrence, assumption or guarantee of any indebtedness for borrowed money by the Corporation in connection with the Corporation Business or otherwise;

(c) any (i) payments by the Corporation or the Subsidiary in respect of any indebtedness of the Corporation or the Subsidiary for borrowed money or in satisfaction of any Liabilities of the Corporation or the Subsidiary related to the Corporation Business, other than in the ordinary course of business or the guarantee by the Corporation or the Subsidiary of any of the indebtedness of any other Person or (ii) creation, assumption or sufferance of (whether by action or omission) the existence of any Lien on any assets reflected on the Corporation's Balance Sheet, other than Corporation Permitted Liens;

(d) any transaction or commitment made, or any Contract entered into, by the Corporation or the Subsidiary, or any waiver, amendment, termination or cancellation of any of the Corporation Contracts by the Corporation or the Subsidiary, or any relinquishment of any rights thereunder by the Corporation or of any other right or debt owed to the Corporation or the Subsidiary, other than, in each such case, actions taken in the ordinary course of business consistent with past practice;

(e) any (i) grant of any severance, continuation or termination pay to any director, officer, stockholder or employee of the Corporation or any Affiliate of the Corporation, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer, stockholder or employee of the Corporation or any Affiliate of the Corporation,
          (iii) increase in benefits payable or potentially payable under any severance, continuation or termination pay policies or employment agreements with any director, officer, stockholder or employee of the Corporation or any Affiliate of the Corporation, (iv) increase in compensation; bonus or other benefits payable or potentially payable to directors, officers, stockholders or employees of the Corporation or any Affiliate of the Corporation other than in the normal course of business, (v) change in the terms of any bonus, pension, insurance, health or other benefit plan of the Corporation or (vi) representation of the Corporation to any employee or former employee of the Corporation that the Purchaser promised to continue any Corporation benefit plan after the Closing Date,

(f) any change by the Corporation in its accounting principles, methods or practices or in the manner it keeps its books and records;

(g) any distribution, dividend, bonus, management fee or other payment by the Corporation to any officer, director, stockholder or Affiliate of the Corporation or any of their respective Affiliates or Associates; or

(h) any (i) material single capital expenditure or commitment, or any group of related capital expenditures or commitments, or (ii) sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer, lease or otherwise dispose of any asset or property other than in the ordinary course of business.

4.09      Properties; Corporation Material Leases; Tangible Assets.

4.09.1    The Corporation does not own any real property.

4.09.2 The Corporation and the Subsidiary hold title to each of their properties and assets tree and clear of all Liens, adverse claims, easements, rights of way, servitudes, zoning or building restrictions or any other rights of others or other adverse interests of any hind, including leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements (collectively, "Corporation Encumbrances"), except Corporation Permitted Liens.

4.09.3 All tangible properties and assets reflected on the Corporation's Balance Sheet are in all material respects fit for the purposes for which they are used and are in good operating condition and repair and are adequate for the uses to which they are put, and no material properties or assets necessary for the conduct of the Corporation Business in substantially the same manner as the Corporation Business has heretofore been conducted are in need of replacement, maintenance or repair except for routine replacement, maintenance and repair.

4.10 Affiliates. Other than as disclosed herein, there are no Corporation Contracts which have been entered into within the past five years or are currently in force and effect between the Corporation and any Shareholder, or any Affiliate or Associate of any Shareholder. The Corporation is not indebted to any Shareholder.

4.11 Litigation. There are no material proceedings pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation, the Subsidiary or the Corporation Business or that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement and (ii) there is no existing order, judgment or decree of any Governmental Authority naming the Corporation or the Subsidiary as an affected party which has not been paid or discharged in full.

4.12 Material Contracts. All Corporation Contracts are legal, valid and binding obligations of the Corporation or the Subsidiary and each other Person who is a party thereto, enforceable against the Corporation or the Subsidiary and each such Person in accordance with its terms, and none are subject to any material default thereunder.

4.13 Required Consents. There are no governmental or other registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications or waivers required under Applicable Law or otherwise required to be obtained or made with any Governmental Authority to be obtained by the Corporation, the Subsidiary or any Shareholder by virtue of the execution and delivery of this Agreement and the consummation of the transactions provided for herein for any reason; nor are there any Corporation Contracts with respect to which the consent of the other party or patties thereto must be obtained by the Corporation, the Subsidiary or any Shareholder by virtue of the execution and delivery of this Agreement and the consummation of the transactions provided for herein (the "Required Consents").

4.14      Corporation Intellectual Property.

4.14.1 Schedule "F" sets forth a complete and correct list of each patent, patent application and invention, trademark, tradename, trademark or tradename registration or application, copyright or copyright registration or application for copyright registration, and each licence or licensing agreement, for any of the foregoing relating to the Corporation Business as conducted by the Corporation, the Subsidiary or held by the Corporation (the "Corporation Intellectual Property Rights"). Corporation Intellectual Property Rights also include any trade secrets that are material to the conduct of the Corporation Business in the manner that the Corporation Business has heretofore been conducted.

4.14.2 Neither the Corporation nor the Subsidiary has during the three years preceding the date of this Agreement been a party to any proceeding, nor to the knowledge of the Corporation, is any proceeding threatened as to which there is a reasonable possibility of a determination adverse to the Corporation or the Subsidiary, involving a claim of infringement by any Person (including any Governmental Authority) of any Corporation Intellectual Property Right. No Corporation Intellectual Property Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof by the Corporation or the Subsidiary or restricting the licensing thereof by the Corporation or the Subsidiary to any Person. The Corporation has no knowledge that would cause such Person to believe that the use of the Corporation Intellectual Property Rights or the conduct of the Corporation Business conflicts with, infringes upon or violates any patent, patent licence, patent application, trademark, tradename, trademark or tradename registration, copyright, copyright registration, service mark, brand mark or brand name or any pending application relating thereto,, or any trade secret, know-how, programs or processes, or any similar rights, of any Person.

4.14.3 To the knowledge of the Corporation, the Corporation and/or the Subsidiary own the entire right, title and interest in, to and under, or has acquired an exclusive licence to use, any and all patents, trademarks, trade names, brand names and copyrights that are material to the conduct of the Corporation Business in the manner that the Corporation Business has heretofore, been conducted. The Corporation Intellectual Property Rights are in full force and effect and have not been used or enforced or failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Corporation Intellectual Property Rights. All registrations and filings necessary to preserve the rights of the Corporation in and to the Corporation Intellectual Property Rights have been made.

4.15      Tax Matters.

4.15.1 The Corporation has prepared and filed all Tax Returns on time with all appropriate Governmental Authorities which were required to be filed on or prior to the Closing Date. Each such Tax Return was correct and complete. True copies of all Tax Returns prepared and filed by the Corporation during the past three years and that the Purchaser has requested have been given to the Purchaser on or before the date of this Agreement.

4.15.2 The Corporation has paid all Taxes due and payable by it and has paid all assessments and reassessments it has received in respect of Taxes.

4.15.3 The Corporation has withheld from each payment made to any of its present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Income Tar Act (Canada) all amounts required by Applicable Law and has remitted such withheld amounts within the prescribed periods to the appropriate Governmental Authority. The Corporation has remitted all Canada Pension Plan contributions, employment insurance premiums, employer health taxes and other Taxes payable by it in respect of its employees and has remitted such amounts to the proper Governmental Authority within the time required by Applicable Law. The Corporation has charged, collected and remitted on a timely basis all Taxes as required by Applicable Law on any sale, supply or delivery whatsoever, made by the Corporation.

4.15.4 The Corporation Business is the only business ever conducted by the Corporation. The non-capital losses (as defined in the Tax Act and any applicable provincial taxing statute) were incurred by the Corporation only in carrying on the Corporation Business. The Corporation is not prevented by virtue of any amalgamation or dissolution from carrying back against income earned by it prior to the Closing Date, any losses incurred by it after the Closing Date.

4.15.5 Corporation has paid all Taxes imposed by applicable legislation in the province of British Columbia on the acquisition of its tangible personal property. as defined in applicable legislation III the province of British Columbia, and none of its tangible personal property has been transferred at any time on a tax-exempt basis under applicable legislation of the Province of British Columbia or any predecessor legislation thereof. The foregoing is accurate, mutatis mutandis, with respect to all sales or transfer Taxes imposed under comparable legislation of other provinces.

4.16 Securities Legislation. The Corporation is a private issuer within the meaning of the Securities Act (British Columbia) and the sale of the Corporation Shares by the Shareholders to the Purchaser is made in compliance with the exempt takeover-bid provisions of such Act.

4.17 Full Disclosure. The information contained in the documents, certificates and written statements (including this Agreement and the schedules and exhibits hereto) furnished to the Purchaser by or on behalf of the Corporation with respect to the Corporation or the Subsidiary (including the Corporation Business and the results of operations, financial condition and prospects of the Corporation) for use in connection with this Agreement or the transactions contemplated by this Agreement is true and complete in all material respects and does not, to the best of the knowledge of the Corporation after conducting an inquiry which a reasonably prudent person would make under the circumstances, omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Corporation the Corporation that has not been disclosed to the Purchaser by the Corporation in writing that has had a material Adverse Effect on or, so far as the Corporation can now foresee, could be reasonably likely to have a Material Adverse Effect on the Corporation or the Subsidiary (including the Corporation Business and the results of operations, financial condition or prospects of the Corporation or the Subsidiary).

                         ARTICLE V: REPRESENTATIONS AND
                         WARRANTIES OF THE BUYING GROUP

As an inducement to the Corporation and each Shareholder to enter into this Agreement and to consummate the transactions provided for herein, the Purchaser and the Parent, jointly and severally, represent and warrant to the Corporation and each Shareholder that:

5.01 Existence and Power. Each of the Purchaser and the Parent is a corporation duly incorporated, organized and validly existing under the laws of the Province of British Columbia and the State of Delaware respectively and each has all corporate power and all governmental licences, authorizations, permits, consents and approvals required to carry on the Buying Group Business as now conducted and to own and operate their respective businesses as now owned and operated. The Purchaser and the Parent are not required to be qualified to conduct business in any jurisdiction where the failure to be so qualified, whether individually or in the aggregate, would have a Material Adverse Effect. No proceedings have been taken or authorized by the Purchaser or the Parent or, to the knowledge of the Purchaser or the Parent, by any other Person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of the Purchaser or the Parent or with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to the Purchaser or the Parent.

5.02 Authorization. The execution, delivery and performance by each of the Purchaser and the Parent of this Agreement and the consummation thereby of the transactions provided for herein are within the powers of the Purchaser and the Parent and have been duly authorized by all necessary action on their part. This Agreement has been duly and validly executed by each of the Purchaser and the Parent and constitutes a legal, valid and binding agreement of the Purchaser and the Parent enforceable against them in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and subject to general principles of equity.

5.03      Capital Stock of the Purchaser.

5.03.1 The authorized capital stock of the Purchaser consists of 10,000 common shares no par value of which one common share is issued and outstanding on the date hereof to and in the name of the Parent and 20,000,000 Exchangeable Non-Voting Shares with no par value of which no shares are issued and outstanding. Each Exchangeable Non-Voting Share shall:

(a) be non-voting as to matters concerning the Purchaser (such that all voting share Purchaser will be and remain held by the Parent); however, as stated above in paragraph 2.03, the holder of Exchangeable Non-Voting Shares will be entitled to voting rights in the Parent as is equivalent to the number of Exchangeable Non-Voting Shares held by each Shareholder as if each Shareholder held an equivalent number of Parent Common Shares;

(b) entitle the holder thereof (the "Holder") to dividend rights equal, after conversion into Canadian dollars based on the Canadian(U.S. exchange rate in effect on the record date thereof, to the per share dividend rights of Parent Common Shares;

(c) entitle the Holder, on a liquidation of the Purchaser, to receive in exchange for each Exchangeable Non-Voting Share one Parent Common Shares for a period ending on the twenty-fifth anniversary Z S Lay j . of the Closing Date; and

(d) entitle the Holder, at his election from time to time for a period ending on the twenty-fifth anniversary of the Closing Date, upon 30 days' written notice given by such Holder to the Purchaser, to require the Purchaser to redeem any or all Exchangeable Non-Voting Shares and to exchange therefor, on a share for share basis, Parent Common Shares (the "Right of Retraction"),

5.03.2 The Parent and the Purchaser shall be entitled to deduct and withhold from the consideration otherwise payable to any Holder of Exchangeable Non-Voting Shares, including any dividend payments in respect of the Exchangeable Non-Voting Shares, such amount as the Parent or the Purchaser is required or permitted to deduct and withhold with respect to such payment under the United States Internal Revenue Code, the Income Tax Act (Canada) or any provision of state, provincial, local or foreign tax law. The Parent and the Purchaser shall not initially withhold any United States Tax on dividends paid on the Exchangeable Non-Voting Shares. However, if any United States taxing authority determines that the Parent or the Purchaser is liable for United States withholding Tax on dividends paid to the Holders on the Exchangeable Non-Voting Shares, the Purchaser shall be entitled to reduce the amount of any future dividends to be paid to the Holders by such withholding obligation. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Holder of Exchangeable Non- , Shares in respect of which such deduction and withholding was made; provided, however, that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a Holder exceeds the cash portion of the consideration otherwise payable to the Holders, the Parent upon at least ten
(10) days' prior written notice to such Holder, is hereby authorized to sell or otherwise dispose of at fair market value such portion of such non-cash consideration otherwise payable to the Holder as is necessary to provide sufficient funds to the Parent in order to enable it to comply with such deduction or withholding requirement and the Parent shall give an accounting to the Holder with respect thereof and any balance of such proceeds of sale.

5.03.3 There are not outstanding (i) any options, warrants, rights of first refusal or other rights to purchase any shares of the Purchaser, (ii) any securities convertible into or exchangeable for such shares or (iii) any other commitments of any kind for the issuance of additional shares of the Purchaser or options, warrants or other securities of the Purchaser.

5.04      Capital Stock of the Parent.

5.04.1 The authorized capital stock of the Parent consists solely of 50,000,000 common shares, $.000l par value per share ("Parent Common Shares") of which 5,071,600 Parent Common Shares are issued and outstanding on the date hereof and 20,000,000 Preferred Shares, S.00001par value per share of which no shares are issued and outstanding.

5.04.2 There are not outstanding (i) any options, warrants, rights of first refusal or other rights to purchase any shares of the Parent, (ii) any securities convertible into or exchangeable for such shares or (iii) any other commitments of any kind for the issuance of additional shares of the Parent or options, warrants or other securities of the Parent.

5.05 General Provisions of the Capital of tire Purchaser acid the Parent.

5.05.1 All of the issued and outstanding shares in the respective capital stocks of the Purchaser and the Parent have been duly and validly authorized and issued and are validly outstanding, fully paid and nonassessable. The Purchaser does not hold any of the issued and outstanding shares in the treasury of the Purchaser or the Parent, the Parent does not hold any of the issued and outstanding shares in the treasury of the Parent and there are not outstanding (i) any options, warrants, rights of first refusal or other rights to purchase any shares of the Purchaser or the Parent, (ii) any securities convertible into or exchangeable for such shares or (iii) any other commitments of any kind for the issuance of additional shares of the Purchaser or Parent or options, warrants or other securities of the Purchaser or Parent other than as disclosed in Article x.03.1 herein.

5.05.2    All of the Exchangeable Non-Voting Shares, the Parent Common
Shares and the Parent Shares which will be issued hereunder will be fully paid and non-assessable, subject, if applicable, to such terms and provisions as set forth in the Exchange and Voting Agreement, and the Purchaser and Parent's articles of incorporation and the Directors Resolutions relating to the issuance of the Parent Common Shares and Parent Shares, as applicable, and all such shares will be issued free and clear of all Liens, charges, encumbrances and trading restrictions other than as may be imposed by Applicable Law.

5.06 Subsidiaries. The Purchase has no Subsidiaries and the Parent has two Subsidiaries being the Purchaser and a dormant company called Sino-City Gas
(Asia) Ltd.

5.07 Governmental Authorization. The execution, delivery and performance by the Buying Group of this Agreement requires no action by, consent or approval of, or filing with, any Governmental Authority other than as expressly referred to in this Agreement.

5.08 Non-Contravention. The execution, delivery and performance of this Agreement by the Buying Group, and the consummation by it of the transactions provided for herein, do not and will not (a) contravene or conflict with the respective articles or bylaws of the Buying Group; (b) contravene or conflict with or constitute a material violation of any provision of any Applicable Law binding upon or applicable to the Buying Group, the Buying Group Business or the outstanding shares in their respective capital stocks and would not, individually or in the aggregate have a Material Adverse Effect; (c) constitute a default under or give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Purchaser or the Parent are entitled, under any Buying Group Contract to which the Purchaser or the Parent is-a party or any Permit or similar authorization relating to the Purchaser or Parent, the Buying Group Business or the outstanding shares in their respective capital stocks may be bound or affected; or (d) result in the creation or imposition of any Lien.

5.09      Financial Statements: Undisclosed Liabilities.

5.09.1 Attached hereto as Schedule "D" are true and complete copies of the Parent's Balance Sheet, as of December 31, 1996, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year then ended which statements are under the name Call Online, Inc. a prior name of the Parent. (collectively, the "Parent's Financials").

5.09.2 The Parent's Financials: (i) have been prepared on a consistent basis and are based on the books and records of the Parent in accordance with American GAAP and present fairly the financial position, results of operations and statements of changes in the Parent's financial position as of the dates indicated or the periods indicated; (ii) contain and reflect all necessary adjustments and accruals for a fair presentation of its financial position and the results of its operations for the periods covered by said financial statements; (iii) contain and reflect adequate provisions for all reasonably anticipated liabilities (including Tares) with respect to the periods then ended and all prior periods; and (iv) with respect to Buying Group Contracts and commitments for the sale of goods or the provision of services by the Parent, contain and reflect adequate reserves for all reasonably anticipated material losses and costs and expenses in excess of expected receipts.

5.09.3 To the best of the knowledge of the Buying Group, there are no Liabilities of the Buying Group other than: (i) any Liabilities accrued as Liabilities on the Parent's Balance Sheet; (ii) Liabilities incurred since the date of the Parent's Balance Sheet that do not, and could not, individually or in the aggregate have a Material Adverse Effect; (iii) other Liabilities disclosed in this Agreement or in any schedules attached hereto; and (iv) the Tax on reserves.

5.10 Absence of Certain Changes. Since December 31, 1996, the Buying Group Business has been conducted in the ordinary course, and there has not been:

(a) any event, occurrence, state of circumstances, or facts or change in the Purchaser or the Parent or in the Buying Group Business that has had, or which the Purchaser or the Parent, expect to have, either individually or in the aggregate, a Material Adverse Effect;

(b) (i) any change in any Liabilities of the Purchaser or the Parent that has had, or which the Purchaser or the Parent expect to have, a Material Adverse Effect or (ii) any incurrence, assumption or guarantee of any indebtedness for borrowed money by the Purchaser or the Parent in connection with the Buying Group Business or otherwise;

(c) any (i) payments by the Purchaser or Parent in respect of any indebtedness of the Purchaser or Parent for borrowed money or in satisfaction of any Liabilities of the Purchaser or Parent related to the Buying Group Business, other than in the ordinary course of business or the guarantee by the Purchaser or the Parent of any of the indebtedness of any other Person or (ii) creation, assumption or sufferance of (whether by action or omission) the existence of any Lien on any assets reflected on the Parent's Balance Sheet, other than Buying Group Permitted Liens;

(d) any transaction or commitment made, or any Contract entered into, by the Buy no Group, any waiver, amendment, termination or cancellation of any Contract by the Buying Group, or any relinquishment of any rights thereunder by the Buying Group or of any other right or debt owed to the Buying Group, other than, in each such case, actions taken in the ordinary course of business consistent with past practice;

(e) any (i) grant of any severance, continuation or termination pay to any director, officer, stockholder or employee of the Buying Group or any Affiliate of the Buying Group, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer, stockholder or employee of the Buying Group or any Affiliate of the Buying Group,
          (iii) increase in benefits payable or potentially payable under any severance, continuation or termination pay policies or employment agreements with any director, officer, stockholder or employee of the Buying Group or any Affiliate of the Buying Group, (iv) increase in compensation, bonus or other benefits payable or potentially payable to directors, officers, stockholders or employees of the Buying Group or any Affiliate of the Buying Group, (v) change in the terms of any bonus, pension, insurance, health or other benefit plan of the Buying Group or (vi) representation of the Buying Group to any employee or former employee of the Buying Group that the Buying Group promised to continue any benefit plan after the Closing Date,

(f) any change by the Buying Group in its accounting principles, methods or practices or in the manner it keeps its books and records;

(g) any distribution, dividend, bonus, management fee or other payment by the Buying Group to any of their respective officers, directors, stockholders or Affiliates of the Buying Group or any of their respective Affiliates or Associates; and

(h) any (i) material single capital expenditure or commitment, or any group of related capital expenditures or commitments by either the Purchaser or the Parent or (ii) material sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer, lease or otherwise dispose of any asset or property by either of the Purchaser or the Parent other than in the ordinary course of business.

5.11 Properties; Material Leases; Tangible Assets. Neither the Purchaser nor the Parent own or lease any real property or material assets.

5.12 Affiliates. There are no contracts between either the Parent or Purchaser and any of its shareholders, or any Affiliate or Associate of any of its shareholders. There is no indebtedness of either the Parent or the Purchaser to any of its shareholders, or to any Affiliate or Associate of any of its shareholders.

5.13 Litigation. There is no proceeding pending or, to the knowledge of the Buying Group, threatened against or affecting the Buying Group or the Buying Group Business or that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement, and there is no existing order, judgment or decree of any Governmental Authority naming either the Purchaser or the Parent as an affected party which has not been paid or discharged in full.

5.14 Material Contracts. The Buying Group is not party to any Buying Group Contract other than as specified herein.

5.15      Compliance with Applicable Laws. The operation of the Buying
Group Business (i) has not violated or infringed, except for violations or infringements that have been cured and the prior existence of which could not, individually or in the aggregate, reasonably be expected to have an adverse effect on either the Purchaser or the Parent and (ii) does not in any material respect violate or infringe any Applicable Law, the terms of any Permit or any order, writ, injunction or decree of any Governmental Authority including but not limited to, the 33 Act, the 34 Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any state. The Parent is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940. The Parent is required to file reports pursuant to Section 12(g) of the 34 Act and is now and as of the Closing Date will be current in its filings.

5.16      Buying Group Employment Agreements; and Employee Benefits.

5.16.1 There are no employment, consulting, severance pay, continuation pay, termination pay, indemnification agreements, collective agreements, employee benefit plans or other similar agreements of any nature whatsoever affecting either the Purchaser or the Parent.

5.16.2 The Buying Group and its Affiliates have complied and are currently complying, in respect of all employees of the Buying Group and its Affiliates, with all Applicable Laws respecting employment and employment practices and the protection of the health and safety of employees, except for such instances which are not, in the aggregate, material.

5.17 Intellectual Property. The Buying Group has no interest in any patent, patent application and invention, trademark, trade name, trademark or trade name registration or application, copyright or copyright registration or application for copyright registration.

5.18      Tax Matters.

5.18.1 Except as disclosed in the Parent's Financials, the Purchaser and the Parent have prepared and filed all Tax Returns on time with all appropriate Governmental Authorities which were required to be filed on or prior to the Closing Date. Each such Tax Return was correct and complete.

5.18.2 The Purchaser is not a registrant for the purposes of the goods and services tax provided for under the Tax Act.

5.18.3 The Purchaser is a taxable Canadian Corporation, as that term is defined in the Tax Act.

5.18.4 The Purchaser has paid all applicable sales and retail taxes in the Province of British Columbia, and none of its tangible personal property has been transferred at any time on a tax-exempt basis under applicable legislation in the Province of British Columbia. The foregoing is accurate, mutatis mutandis, with respect to all sales or transfer Taxes imposed under comparable legislation of other provinces.

5.18.5 The Purchaser has never acquired or had the use of any of its assets from a Person (a "Related Person") with whom the Purchaser was not dealing at arm's length, within the meaning of the Tax Act. The Purchaser has never disposed of any asset to a Related Person for proceeds less than the fair market value of that asset. The Purchaser is not a party to or bound by any agreement with, is not indebted to, and no amount is owing to the Purchaser by any Related Person, not dealing at arm's length, within the meaning of the Tax Act, with the Purchaser.

5.18.6 For the purposes of the Tax Act the Purchaser and the Group 1 Shareholders hereby covenant and agree to elect jointly under Subsection 85(1) of the Tax Act, by completing and filing with the Department of National Revenue the prescribed form T2057 within the prescribed time for the purposes of the Tax Act with respect to the sale by the Group 1 Shareholders to the Purchaser of the Group 1 Corporation Shares and further agree to transfer the Group 1 Corporation Shares at an agreed amount equal to the adjusted cost base of the Group 1 Corporation Shares to the Group 1 Shareholders for purposes of the Tax Act or such grater amount determined by the Group 1 Shareholders (the "Elected Amount").

5.18.7 If at any time after the Closing Date the Group 1 Shareholders determine that either:

(a)       it is necessary or desirable to change the Elected Amount; or

(b) the Tax Act deems the Elected Amount to be an amount which is different than the amount agreed upon between the Group 1 Shareholder and the Purchaser,

then the Group 1 Shareholder and the Purchaser shall do all things reasonably necessary to reflect such change including, for example, filing an amended election pursuant to subsection 85(1) of the Tax Act.

5.19      Issuance of Shares.

5.19.1 The issuance of the Parent Common Shares and the Parent Shares by the Parent, and the terms and provisions of the Parent Common Shares and Parent Shares, will not violate any provisions of the Parent's articles or bylaws or any Applicable Law, nor will the voting rights attached to the Parent Common Shares and the Parent Shares derogate from any rights under Applicable Law.

5.19.2 The issuance of the Exchangeable Non-Voting Shares by the Purchaser, and the terms and provisions of the Exchangeable Non-Voting Shares, will not violate any provisions of the Purchaser's articles or bylaws or any Applicable Law.

5.20 Full Disclosure. The information contained in the documents, certificates and written statements (including this Agreement and the schedules and exhibits hereto) furnished to the Shareholders by or on behalf of the Buying Group with respect to each of the Purchaser and the Parent (including the Buying Group Business and the respective results of operations, financial condition and prospects of the Purchaser and the Parent) for use in connection with this Agreement or the transactions contemplated by this Agreement is true and complete in all material respects and does not, to the best of the knowledge of each Shareholder after conducting an inquiry which a reasonably prudent person would make under the circumstances, omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Purchaser or the Parent or any Shareholder that has not been disclosed to the Shareholders by the

Buying Group in writing that has had a Material Adverse Effect on or, so far as the Buying Group can now foresee, could be reasonably likely to have a Material Adverse Effect on the Buying Group (including the Buying Group Business and the respective results of operations, financial condition or prospects of the Buying Group).

            ARTICLE VI: COVENANTS OF THE CORPORATION AND SHAREHOLDERS

6.01 Conduct of the Business. During the Interim Period, other than with the express written approval of the Purchaser, the Corporation shall conduct the Corporation Business in the ordinary course consistent with past practice and shall use its best efforts to preserve intact the organization, relationships with third parties and goodwill of the Corporation and keep available the services of the present officers, employees, agents and other personnel of the Corporation Business.

6.01.1 Without limiting in any way the importance of the foregoing, during the Interim Period, other than with the express written approval of the Purchaser, the Corporation shall not, and each Shareholder shall not cause the Corporation to:

(a) adopt any material change in any method of accounting or accounting practice used by the Corporation other than by reason of a concurrent change in generally accepted accounting principles;

(b)       amend its articles or bylaws;

(c) sell, mortgage, pledge or otherwise dispose of any substantial assets or properties of the Corporation including the Subsidiary Shares

(d) declare, set aside or pay any management fee or dividend or make any other distribution with respect to the capital stock of the Corporation or otherwise make a distribution or payment to any Shareholder;

(e) amalgamate, merge or consolidate with or agree to amalgamate, merge or consolidate with, or purchase or agree to purchase all or substantially all of the assets of, or otherwise acquire, any corporation, partnership or other business organization or division thereof;

(f) authorize for issuance, issue, sell or deliver any additional shares of its capital stock of any class or any securities or obligations convertible into shares of its capital stock of any class or commit to doing any of the foregoing;

(g) split, combine or reclassify any shares of the capital stock of any class of the Corporation or redeem or otherwise acquire, directly or indirectly, any shares of such capital stock;

(h) incur or agree to incur any debt or guarantee any debt for borrowed money, including any debt to any Shareholder, or to any Affiliate or Associate of any Shareholder, except debt incurred in the ordinary course of business consistent with past practice;

(i) make any loan, advance or capital contribution to or investment in any person other than loans, advances and capital contributions to or investments in joint ventures or other similar arrangements in which the Corporation has an equity interest in the ordinary course of business and travel advances made in the ordinary course of business by the Corporation to its employees to meet business expenses expected to be incurred by such employees;

(j) enter into any settlement with respect to any Proceeding or consent to any order, decree or judgment relating to or arising out of any such Proceeding;

(k) take any action to terminate, dismiss or cause the retirement of any key employee of the Corporation or the Subsidiary;

(l)       fail in any material respect to comply with any Applicable Laws; or

(m) make, or make any commitments for, capital expenditures exceeding $25,000 for any individual commitment or $100,000 for all such commitments taken in the aggregate.

6.01.2 During the Interim Period, other than with the express written approval of the Purchaser, the Corporation shall:

(a) file all Canadian, United State, foreign, federal, state, provincial and local Tax Returns required to be filed and make timely payment of all applicable Taxes when due;

(b) promptly notify the Purchaser in writing of any action or circumstance that results in, or could reasonably be expected to result in, a Material Adverse Effect or the occurrence of any breach by the Corporation, the Subsidiary or any Shareholder of any representation or warranty, or any covenant or agreement contained in this Agreement; and

(c) promptly notify the Purchaser in writing of the commencement of any proceeding or the threat thereof by or against the Corporation, the Subsidiary or any Shareholder.

6.02 Maintenance of Corporation Insurance Policies. On and after the Closing Date, the Corporation shall not take or fail to take any action if such action or inaction would adversely affect the applicability of any insurance in effect on the date hereof that covers all or any material part of the assets of the Corporation, the Subsidiary or the Business.

6.03 Tax Election. The Corporation shall not file an election pursuant to subsection 256(9) of the Income Tax Act (Canada) or any equivalent provincial provision.

                   ARTICLE VII: COVENANTS OF THE BUYING GROUP

7.01 Appointment of Directors acrd Officers. At Closing, the following persons will be appointed officers and directors of the Parent so that the directors and officers of the Parent will be:

     Name                                    Position
     ----                                    --------

     Kenneth Wong             Director, President and Chief Executive Officer
     Ernest Cheung            Director
     Joseph Wai-keung SHI     Director
     Peter Chau               Director
     Thomas Kwan              Secretary

7.02 Conduct of Business. During the Interim Period, the Buying Group will conduct the Buying Group Business in the ordinary course consistent with past practice and shall use its best efforts to preserve intact the organization, relationships with third parties and goodwill of the Buying Group and keep available the services of the present officers, directors, employees, agents and other personnel of the Buying Group Business; and without limiting in any way the importance of the foregoing, the Buying Group shall not undertake any of those matters referred to in sections 6.01.1 and 6.01.2, and all such clauses thereof shall apply mutatis mutandis to the Buying Group.

7.03 Priority. Notwithstanding any term of the Purchaser's bylaws, memorandum and articles to the contrary, the terms and provisions of this Agreement and the Exchange and Voting Agreement shall prevail such that the directors of the Purchaser will only authorize the exchange of the Exchangeable Non-Voting Shares for shares in the Parent Common Shares in accordance with the terms of the Exchange and Voting Agreement.

           ARTICLE VIII: ACKNOWLEDGMENTS AND COVENANTS OF ALL PARTIES

8.01 Further Assurances. Each party hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable (including obtaining all required consents) in order to evidence the consummation or implementation of the transactions provided for under this Agreement.

8.02 Certain Filings. The parties hereto shall cooperate with one another in determining whether any action by or in respect of, or filing with, any Governmental Authority is required or reasonably appropriate, or any action, consent, approval or waiver from any party to any Contract is required or reasonably appropriate, in connection with the consummation of the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement, in taking such actions or making any such filings, the parties hereto shall furnish information required in connection therewith and seek timely to obtain any such actions, consents, approvals or waivers.

8.03 Registration. All parties acknowledge and agree that the Parent is not a reporting issuer in the United States, and all of the Parent Common Shares have not been registered under the 33 Act; and all parties further acknowledge and agree that neither the Parent nor the Purchaser is a reporting issuer in an province of Canada, and the Exchangeable Non-Voting Shares, Parent Common Shares and Parent Shares will be subject to such resale restrictions as imposed by the Applicable Law of the jurisdiction in which a Shareholder is resident. The Parent further convents to file all required documentation with the appropriate authorities to obtain reporting issuer status in the United States as soon as practicable.

                        ARTICLE IX: CONDITIONS TO CLOSING

9.01 Conditions to Obligation of the Buying Group. The obligations of the Buying Group to consummate the Closing are subject to the satisfaction of each of the following conditions:

(a) (i) the Corporation and each Shareholder shall have performed and satisfied each of their respective obligations hereunder required to be performed and satisfied by them on or prior to the Closing Date,

          (ii) each of the representations and warranties of the Corporation and each Shareholder contained herein shall have been true and correct and contained no misstatement or omission that would make any such representation or warranty misleading when made and shall be true and correct and contain no misstatement or omission that would make any such representation or warranty misleading at and as of the Closing with the same force and effect as if made as of the Closing, and

          (iii) the Buying Group shall have received certificates signed by each Shareholder and a duly authorized executive officer of the Corporation to the foregoing effect and to the effect that the conditions specified within this Section 9.01(a) have been satisfied.

(b) All Required Consents for the transactions contemplated by this Agreement shall have been obtained without the imposition of any conditions that are or would become applicable to the Corporation, the Business, the Corporation Shares or the Buying Group (or any of its Affiliates or Associates) after the Closing that would be materially burdensome upon the Corporation, the Business, the Corporation Shares or the Buying Group (or any of its Affiliates or Associates) or their respective businesses substantially as such businesses have been conducted prior to the Closing Date or as said businesses, as of the date hereof, would be reasonably expected to be conducted after the Closing Date. All such approvals shall be in effect, and no proceedings shall have been instituted or threatened by any Governmental Authority or other Person with respect thereto as to which there is a material risk of a determination that would terminate the effectiveness of, or otherwise materially and adversely modify the terms of, any such approval; all applicable waiting periods with respect to such approvals shall have expired; and all conditions and requirements prescribed by Applicable Law or by such approvals to be satisfied on or prior to the Closing Date shall have been satisfied to the extent necessary such that all such approvals are, and will remain, in full force and effect assuming continued compliance with the terms thereof after the Closing.

(c) The transactions contemplated by this Agreement and the consummation of the Closing shall not violate any Applicable Law. The operation of the Business shall not have violated or infringed, or be in violation or infringement of any Applicable Law or any order, writ, injunction or decree of any Governmental Authority, where such violations and infringements, individually or in aggregate, have resulted in, or could reasonably be expected to result in a Material Adverse Effect.

(d) Since the date hereof, there shall not have been any event, occurrence, development or state of circumstances or facts or change in the Corporation, the Subsidiary or the Corporation Business, including any damage, destruction or other casualty loss affecting the Corporation, the Subsidiary or the Corporation Business that has had or that may be reasonably expected to have, either alone or together with all such events, occurrences, developments, states of circumstances or facts or changes, a Material Adverse Effect on the Corporation or the Subsidiary.

9.02 Conditions to Obligations of the Shareholders. The obligations of each Shareholder to consummate the Closing are subject to the satisfaction of each of the following conditions:

(a) (i) the Buying Group shall have performed and satisfied each of its obligations hereunder required to be performed and satisfied by it on or prior to the Closing Date; (ii) each of the representations and warranties of the Buying Group contained herein shall have been true and correct and contained no misstatement or omission that would make any such representation or warranty misleading when made and shall be true and correct and contain no misstatement or omission that would make any such representation or warranty misleading at and as of the Closing with the same force and effect as if made as of the Closing and (iii) each Shareholder shall have received a certificate signed by a duly authorized executive officer of the Buying Group to the foregoing effect and to the effect that the conditions specified within this Section 9.02(a) have been satisfied.

(b) All Required Consents for the transactions contemplated by this Agreement shall have been obtained without the imposition of any conditions that are or would become applicable to any Shareholder (or any of their respective Affiliates or Associates) after the Closing that would be materially burdensome upon any such Person. All such approvals shall be in effect, and no Proceedings shall have been instituted or threatened by any Governmental Authority with respect thereto as to which there is a material risk of a determination that would terminate the effectiveness of, or otherwise materially and adversely modify the terms of, any such approval. All applicable waiting periods shall have expired, and all conditions and requirements such approvals to be satisfied on or prior to the Closing extent necessary such that all such approvals are, and will remain, in full force and effect assuming continued compliance with the terms thereof after the Closing.

(c) The transactions contemplated by this Agreement and the consummation of the Closing shall not violate any Applicable Law. No temporary restraining order, preliminary or permanent injunction, cease and desist order or other order issued by any court of competent jurisdiction or any competent Governmental Authority or any other legal restraint or prohibition preventing the transfer and exchange contemplated hereby or the consummation of the Closing, or imposing Damages in respect thereto, shall be in effect, and there shall be no pending actions or proceedings by any Governmental Authority (or determinations by any Governmental Authority) or by any other Person challenging or seeking to materially restrict or prohibit the transfer and exchange contemplated hereby or the consummation of the Closing.

(d) Since the date hereof, there shall not have been any event, occurrence, development or state of circumstances or facts or change in the Buying Group or the Buying Group Business, including any damage, destruction or other casualty loss affecting the Buying Group or the Buying Group Business that has had or that may be reasonably expected to have, either alone or together with all such events, occurrences, developments, states of circumstances or facts or changes, a Material Adverse Effect on the Buying Group.

(e)       Since the date hereof, there shall not have been any:

                    1) change in the capital structure of either the Purchaser or the Parent, other than as to effect the creation or issuance of the Exchangeable Non-Voting Shares, the Parent Common Shares or the Parent Shares as contemplated herein, or to effect the rights, restrictions, privileges and terms of the Exchangeable Non-Voting Shares, the Parent Common Shares or the Parent Shares in accordance with the terms hereof; or

                    2) any actions, investigations, inquiries or proceedings commenced or continued against either the Parent or the Purchaser, or their respective officers, directors, promoters, representatives, agents or their respective businesses by any securities regulatory authority, tribunal or body having jurisdiction.

(f) The Parent's Board of Directors, by proper and sufficient vote, shall have approved this Agreement, the Exchange and Voting Agreement and the Support Agreement, and the transactions contemplated hereby.

(g) The Parent and the Purchaser will have entered into the Exchange and Voting Agreement and the Supporting Agreement.

                           ARTICLE X: INDEMNIFICATION

10.01     Agreement to Indemnify.

10.01.1   Each of the Purchaser and the Parent, and their respective
Affiliates, Associates, officers, directors, shareholders, representatives and agents (collectively, the "Purchaser Indemnitees") shall each be indemnified and held harmless to the extent set forth in this Article X by each Shareholder in respect of any and all damages incurred by any Purchaser Indemnitee as a result of any inaccuracy or misrepresentation in or breach of any representation or warranty made in this Agreement by such Shareholder, provided, however, that each Shareholder shall have no obligation to indemnify the Purchaser Indemnitees with respect to damages incurred by any Purchaser Indemnitee as a result of any inaccuracy or misrepresentation in or breach of any representation or warranty made in this Agreement by any other Shareholder and further a Shareholder shall have no such obligation to indemnify a Purchaser Indemnitee hereunder unless, and to the extent, the aggregate of all damages incurred by the Purchaser Indemnities for all items covered by this Section 10.01(1) shall exceed 51,000 in the aggregate. Notwithstanding the foregoing, no Shareholder shall have any obligation to indemnify the Purchaser Indemnitees in an amount that exceeds the Purchase Price paid to Shareholder.

10.01.2 Each of the Purchaser Indemnitees shall be indemnified and held harmless to the extent set forth in this Article X by the Corporation in respect of any and all damages incurred by any Purchaser Indemnitee as a result of any inaccuracy or misrepresentation in or breach of any representation, warranty, covenant or agreement made in this Agreement by the Corporation.

10.01.3 Each Shareholder and their respective Affiliates and Associates and each officer, director, shareholder, employer, representative and agent of any of the foregoing (collectively, the "Shareholder Indemnitees") shall each be indemnified and held harmless to the extent set forth in this
Article X by the Purchaser and Parent in respect of any and all damages incurred by any Shareholder Indemnitee as a result of any inaccuracy or misrepresentation in or breach of any representation, warranty, covenant or agreement made by the Parent or the Purchaser in this Agreement.

10.02 Survival of Representation, Warranties and Covenants. Except as hereinafter provided in this Section 10.02, all representations, warranties, covenants, agreements and obligations of each Indemnifying Parry contained herein and all claims of any Purchaser Indemnitee or Shareholder Indemnitee in respect of any breach of any representation, warranty, covenant, agreement or obligation of any Indemnifying Parry contained in this Agreement, shall survive the Closing and shall expire one year following the Closing Date.

                            ARTICLE XI: MISCELLANEOUS

11.01 Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below,
(iii) if given by facsimile or telecopier, once such notice or other communication is transmitted to the facsimile or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above or (v) if sent through an overnight delivery service in circumstances under which such service guarantees next day delivery, the day following being so sent:

     If to the Corporation:   Suite 1750-750 West Pender Street, Vancouver,
                              BC V6C 2TS
     If to the Purchaser:     830-789 West Pender Street Vancouver, BC V6C 1112
     If to the Parent:        830-789 West Pender Street Vancouver, BC V6C 1112
     If to a Shareholder:     Suite 1750-750 West Pender Street British Columbia
                              V6C 2T8

Any party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

11.02     Amendments; No Waivers.

(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b) No waiver by a party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.03 Expenses. All costs and expenses incurred in connection with this Agreement and enclosing and carrying out the transactions provided for herein shall be paid by the party incurring such cost or expense. This Section shall survive the termination of this Agreement.

11.04 Successors and Assigns. This Agreement shall be binding upon and enure to the benefit, of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each other party, which approval shall not be unreasonably withheld.

11.05 Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws in force in the Province of British Columbia and the laws of Canada applicable therein (excluding any conflict of laws rule or principle that might refer such interpretation to the laws of another jurisdiction). Each party irrevocably submits to the jurisdiction of the courts of British Columbia with respect to any matter arising hereunder or related hereto.

11.06 Counterparts; Effectiveness. This Agreement and the documents relating to the transactions contemplated by this Agreement may be signed in any number of counterparts and the signatures delivered by telecopy, each of which shall be deemed to be an original, with the same effect as if the signatures thereto were upon the same instrument and delivered in person. This Agreement and such documents shall become effective when each party thereto shall have received a counterpart thereof signed by the other parties thereto. In the case of delivery by telecopy by any party, that party shall forthwith deliver a manually executed original to each of the other parties.

11.07 Entire Agreement. This Agreement (including the Schedules referred to herein, which are hereby incorporated by reference) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

11.08 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

11.09 Severability. If any provision of this Agreement, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

11.10 Construction. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

11.11 Meaning of Include and Including. Whenever in this Agreement the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including without limitation", as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

11.12 Cumulative Remedies. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.13     Third Party Beneficiaries. Other than Indemnitees under Article
X hereof who are not parties to this Agreement, no provision of this Agreement shall create any third party beneficiary rights in any Person, including any employee or former employee of the Corporation or any Affiliate or Associate thereof (including any beneficiary or dependent thereof).

11.14 Transmission by Facsimile. The patties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

11.15 Fees and Commissions. Except as described in this Article 11.15, no broker, finder or other person or entity is entitled to any fee or commission from the Buying Group or the Corporation for services rendered on behalf of the Buying Group or the Corporation in connection with the transactions contemplated by this .Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SINO-CITY G S, I C


Per:
    ---------------------------
      (Authorized Signatory)


592337 B.C. TD.


Per:
    ---------------------------
      (Authorized Signatory)


PRESTO COMMUNICATIONS CORP.


Per:
    ---------------------------
      (Authorized Signatory)


DOUBLE GAIN INVESTMENTS LTD.


Per:
    ---------------------------
      (Authorized Signatory)


LANCASTER PACIFIC LTD.


Per:
    ---------------------------
      (Authorized Signatory)


SIGNED, SEALED AND DELIVERED
BY KENNETH WONG in the presence of:


                                                  ---------------------------
                                                  KENNETH WONG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY LINDA LEUNG in the presence of:


                                                  ---------------------------
                                                  LINDA LEUNG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY JOSEPH WAI-KEUNG SHI in the presence of:


                                                  ---------------------------
                                                  JOSEPH WAI-KEUNG SHI
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY LINDA LEUNG in the presence of:

                                                  ---------------------------
                                                  LINDA LEUNG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY JOSEPH WAI-KEUNG SHI in the presence of:

                                                  ---------------------------
                                                  JOSEPH WAI-KEUNG SHI
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY PETER CHAU in the presence of:


                                                  ---------------------------
                                                  PETER CHAU
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY PATTY NG in the presence of:

                                                  ---------------------------
                                                  PATTY NG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY BILLY CHAU in the presence of:

                                                  ---------------------------
                                                  BILLY CHAU
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY LAU SAU LING in the presence of:

                                                  ---------------------------
                                                  LAU SAU LING
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY KWAN YUEN FONG in the presence of:

                                                  ---------------------------
                                                  KWAN YUEN FONG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY CHAU CHI KEUNG in the presence of:

                                                  ---------------------------
                                                  CHAU CHI KEUNG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY AL WAISMAN in the presence of:

                                                  ---------------------------
                                                  AL WAISMAN
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY ROSA CHEUNG in the presence of:

                                                  ---------------------------
                                                  ROSA CHEUNG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY TANDOOR HOLDINGS LTD in the presence of:

                                                  ---------------------------
                                                  TANDOORS HOLDINGS LTD
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY BILLY CHAU in the presence of:

                                                  ---------------------------
                                                  BILLY CHAU
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY LAU SAU LING in the presence of:

                                                  ---------------------------
                                                  LAU SAU LING
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY KWAN YUEN FONG in the presence of:

                                                  ---------------------------
                                                  KWAN YUEN FONG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY CHAU CHI KEUNG in the presence of:

                                                  ---------------------------
                                                  CHAU CHI KEUNG
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY AL WAISMAN in the presence of:

                                                  ---------------------------
                                                  AL WAISMAN
---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

SIGNED, SEALED AND DELIVERED
BY ROSA CHEUNG in the presence of:

                                                  ---------------------------
                                                  ROSA CHEUNG

---------------------------
Signature of Witness


---------------------------
Name of Witness


---------------------------
Address of Witness


---------------------------

                                  SCHEDULE "A"


          NAMES OF GROUP 1 SHAREHOLDERS AND THEIR SHAREHOLDINGS IN THE
                                   CORPORATION
         AND NUMBER OF EXCHANGEABLE SHARES TO BE ISSUED IN THE PURCHASER


                   NAME                            NO. OF EXCHANGEABLE SHARES

          Linda Leung                                       1,733,667
          Joseph Wai-keung SHI                                767,333
          Kenneth Wong                                      2,600,000

          TOTAL                                             5,101,000

         NAMES OF GROUP 2 SHAREHOLDERS AND NUMBER OF SHARES TO BE ISSUED
                                  IN THE PARENT


          NAME                                        NO. OF PARENT SHARES

          Double Gain Investments Ltd.                      1,058,833
          Peter Chau                                           91,000
          Patty Ng                                             20,500
          Billy Chau                                        1,364,000
          Lau Sau Ling                                        716,000
          Kwan Yuen Fong                                      364,000
          Chau Chi Keung                                      364,000
          Al Waisman                                           91,000
          Rosa Cheung                                         662,334
          Lancester Pacific Investment Ltd.                   750,000
          Tandoor Holdings Limited                            417,333

                                               TOTAL        5,899,000